UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________

FORM 8K
_________________

Pursuant to Section 12 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 15, 2009

NAVIDEC FINANICAL SERVICES, INC.
_______________________________________________________
(Exact name of registrant as specified in its charter)

 Colorado
000-51139
13-4228144

 (State of Incorporation)
(Commission File Number)
(IRS Employer Identification No.)

2000 South Colorado Blvd., Suite 200, Denver, Colorado 80222
_______________________________________________
(Address of principal executive offices)

303-222-1000
__________________________
(Registrant's Telephone number)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 – Other Events

On April 14, 2009, Navidec Financial Services, Inc. (the Company) filed its Annual Report on Form 10K for the year ended December 31, 2008 with the US Securities and Exchange Commission.
In this filing, Exhibit 10 was filed showing John McKowen’s, the Chief Executive Officer of the Company, Employment Agreement.   This Employment Agreement is dated September 9, 2004.
The Company’s intent was to file a more recent employment agreement with Mr. McKowen, dated June 15, 2005, which amends and restates the employment agreement.    The June 15, 2005
employment is filed herewith.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

 Exhibit No.
Description

 10
John McKowen Employment Agreement, dated June 15, 2005

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAVIDEC FINANCIAL SERVICES, INC. (Registrant)

 Dated: April 15,2009
By: /s/ John McKowen John McKowen, President & Chief Accounting Officer